Goodwill	12 Months Ended
Dec. 31, 2016
Goodwill [Abstract].
Goodwill

Note 7. Goodwill

Changes in the carrying amount of the Company’s goodwill for the years ended December 31, 2016 and 2015 were as follows:

	2016	2015
	(U.S. $ in millions)
Goodwill as of January 1,	$383.9	$1,323.5
Goodwill impairment charges	-	(942.4)
Goodwill acquired	-	5.4
Translation differences	1.7	(2.7)
Goodwill as of December 31,	$385.6	$383.9

During the fourth quarter of 2016, the Company performed a quantitative assessment for goodwill impairment for its Stratasys-Objet reporting unit.

Following its quantitative assessment, the Company concluded that the fair value of Stratasys-Objet reporting unit exceeds its carrying amount by approximately 5%, with a carrying amount of goodwill assigned to this reporting unit in the amount of $386 million.

When evaluating the fair value of Stratasys-Objet reporting unit the Company used a discounted cash flow model which utilized Level 3 measures that represent unobservable inputs into our valuation method. Key assumptions used to determine the estimated fair value include: (a) expected cash flow for 5 years following the assessment date which (including expected revenue growth, costs to produce, operating profit margins and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.1% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 14.0% based on management’s best estimate of the after-tax weighted average cost of capital. If any of these were to vary materially from our plans, we could face impairment of goodwill allocated to this reporting unit in the future.

A hypothetical decrease in the growth rate of 1% or an increase of 1% to the discount rate would reduce the fair value of Stratasys-Objet reporting unit by approximately $46 million and $83 million, respectively, and could trigger a potential impairment of its goodwill..

Based on the Company’s assessment as of December 31, 2016, no goodwill was determined to be impaired.

Determining the fair value of Stratasys-Objet reporting unit requires significant judgment, including judgments about the appropriate discount rates, terminal growth rates, weighted average costs of capital and the amount and timing of projected future cash flows. The Company will continue to monitor the fair value of its Stratasys-Objet reporting unit to determine whether events and changes in circumstances such as further deterioration in the business climate or operating results, further significant decline in our share price, changes in management’s business strategy or downward changes of our cash flows projections, warrant further interim impairment testing.

Goodwill impairment charges for the year ended December 31, 2015

During 2015, the Company determined that certain indicators of potential impairment existed that required interim goodwill impairment analysis. Accordingly, the Company performed a quantitative two-step assessment for goodwill impairment for each of its reporting units as described below.

During the first quarter of 2015, the Company performed a quantitative assessment for goodwill impairment for its MakerBot reporting unit. The indicators for the quantitative assessment for goodwill impairment for the MakerBot reporting unit included a decrease in MakerBot’s operating results in the first quarter of 2015 as compared to the fourth quarter of 2014 and below the Company’s previous projections, as well as lower forecasted profitability due to increasing competition and other deteriorated trends in the 3D desktop market. The Company updated its Makerbot reporting unit cash flow projections and related assumptions based on the indicators mentioned above and performed the two-step goodwill impairment test. The updated MakerBot reporting unit’s impairment analysis performed as part of step two of the goodwill impairment test determined that the carrying amount of goodwill assigned to the MakerBot reporting unit exceeded its implied fair value. As a result, the Company recorded a non-tax deductible impairment charge of $150.4 million, in order to reduce the carrying amount of goodwill to its implied fair value.

During the third quarter of 2015, the Company determined that additional indicators of potential impairment existed that required an interim goodwill impairment analysis for all of its reporting units. These indicators included a further significant decline in the Company’s market capitalization for a sustained period and weaker than expected operating results of its reporting units for the third quarter of 2015. These indicators along with certain reorganization initiatives for the Company’s operations and the increased uncertainty in the 3D printing environment resulted in changes of the Company’s near-term cash flows projections. The lower near-term cash flows projections reflected changes in assumptions related to organic revenue growth rates, negative effect of exchange rate differences, costs and operating structure, the expected timing of synergies resulted from acquisitions and the timing of utilization of strategic opportunities in light of the overall weakness in the uncertain 3D printing marketplace. Accordingly, the Company updated its cash flow projections and related assumptions based on the indicators set forth above for each of its reporting units and performed a two-step goodwill impairment test which was completed during the fourth quarter of 2015. The impairment analysis performed as part of the step two of the goodwill impairment test determined that the carrying amount of goodwill assigned exceeded its implied fair value for each of the Company’s reporting units. Therefore, the Company recorded impairment charges in a total amount of $792.0 million in order to reduce the carrying amount of goodwill to its implied fair value for each of its reporting units.

As of December 31, 2015, the remaining goodwill balance was assigned to the Stratasys-Objet reporting unit and there was no remaining goodwill balance assigned to the Company’s other reporting units.

Goodwill impairment charges for the year ended December 31, 2014

During December 2014, the Company determined that certain indicators of potential impairment existed to require an additional interim goodwill impairment analysis for its MakerBot reporting unit. The Company updated its cash flow projections and related assumptions based on the indicators mentioned above and performed the two-step goodwill impairment test. The updated MakerBot reporting unit’s impairment analysis performed as part of step two of the goodwill impairment test determined that the carrying amount of goodwill assigned to the MakerBot reporting unit exceeded its fair value. As a result, the Company recorded a non-tax deductible impairment charge of $102.5 million, in order to reduce the carrying amount of goodwill to its implied fair value.